Bank Indebtedness and Other Financings - Components of Bank Indebtedness and Other Financings (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CAD	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CAD
Debt Disclosure [Abstract]
Bank indebtedness	$ 206,208		$ 190,197
Secured VTB mortgages	116,580		49,413
Project-specific financings	26,065	27,700	219,719	10,700
Due to affiliates
Total	$ 348,853		$ 459,329